UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2010

Date of reporting period:  May 31, 2010

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2010

Investment Adviser

Thunderstorm Mutual Funds LLC
101 Federal Street, Suite 1900
Boston, Massachusetts 02110

Phone: 1-877-374-3888
www.thunderstormvalue.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	10
STATEMENT OF ASSETS AND LIABILITIES	13
STATEMENT OF OPERATIONS	14
STATEMENTS OF CHANGES IN NET ASSETS	15
FINANCIAL HIGHLIGHTS	16
NOTES TO FINANCIAL STATEMENTS	17
ADDITIONAL INFORMATION	24

Dear Fellow Shareholder,

Thunderstorm Value Fund returned 3.75% for the first six months of fiscal 2010, compared with a gain of 0.41% for the Standard & Poor’s 500 Index.  Both figures are total returns including reinvested dividends from Nov. 30, 2009 through May 31, 2010.

Two characteristics that set our fund apart from many other U.S. stock mutual funds during this period were our above-market weight in energy stocks and our ownership of several stocks in Hong Kong and China.  Those characteristics helped us significantly outperform the U.S. market until mid-April, but detracted from performance thereafter.

In the spring, investors were concerned about what some market pundits called the “three G’s,” Greece (in danger of defaulting on sovereign debt), Goldman Sachs (facing a criminal investigation related to its sale of certain mortgage securities), and the Gulf of Mexico (a massive oil spill and its implications for fishing, shrimping, and future drilling). In addition, the so-called flash crash on May 6 – in which the Dow Jones Industrial Average dropped almost 1,000 points in minutes, and then rebounded to regain most of the loss – unnerved investors.

As a result, U.S. stocks suffered a correction of about 12% from April 23 through May 26, 2010 (The S&P 500 Index is used as a gauge of the U.S. stock market.)  It was the second correction of the year.  In my opinion, such corrections need to be put in context.  A typical year contains three corrections of 5% or more, including one correction of 10% or more.  Despite these frequent corrections, the U.S. stock market has returned an average of 10.5% per year including reinvested dividends, from 1951 through 2009.

The concerns summarized under the rubric of the three G’s are legitimate concerns, but in my judgment, by the end of 2010 investors will have shifted their focus to other issues.  I have positioned the fund’s portfolio on the hypotheses that the U.S. is in an economic recovery, that the recovery is accelerating, and that the stock market is likely to rise in a zigzag fashion during the remainder of 2010.

For 2011, it is early to prognosticate.  Stocks typically post only modest increases (if any) in the second year of an economic expansion, so any gains would depend on (a) the market doing better than the historic norm, or (b) our stock selections outperforming the broad market.

Portfolio Strategy

In keeping with my moderately bullish view expressed above, the fund is light on defensive groups such as health care, utilities, and consumer staples, and heavy in more aggressive groups such as materials, industrials and energy.

We are running for the most part with a normal cash level.  For us, a normal level is about 4%, which is kept as a cushion so that the fund does not need to sell securities on short notice in case of investor redemptions.

Two groups that performed well during the first half of fiscal 2010 were materials stocks and technology stocks.  In both groups the fund holds several stocks that experienced significant gains and are pushing against our valuation limits.  We feel most comfortable owning stocks that sell for no more than 15 times earnings, 2 times book value and 2 times sales.  When our holdings break out much above these guidelines, our inclination is usually to sell after a stock has been held for a full year and qualifies for long-term capital gains tax treatment.  We have already taken profits in Analog Devices Inc.  In subsequent reports, you will probably see additional sales among our technology and materials holdings.

Despite a hard decline for energy stocks in April and May, we are holding onto our energy positions.  We are long-term investors, and we continue to like the supply-demand picture for energy over the next three to five years.  We don’t expect the moratorium on deep-water drilling in the Gulf of Mexico to last longer than six months.  (At this writing, the moratorium was also being challenged in court.)  We believe that U.S. policymakers will elect to let offshore drilling proceed with enhanced safety procedures.  In my view, this should result in increased revenue in 2011 and beyond for several of our portfolio holdings – Transocean Ltd., Rowan Companies Inc., Tidewater Inc. and Oceaneering International Inc.

Portfolio Changes

Energy
We rearranged the fund’s energy holdings.  We sold Devon Energy Corp., which the fund had held since its inception on Dec. 31, 2007.  In its place we purchased a pair of smaller-capitalization stocks.  Rowan Companies Inc. is a contract drilling company that drills for oil and gas both on land and offshore.  Tidewater Inc. operates supply ships that carry people and equipment to and from offshore oil rigs worldwide.  We also added to our holding in Boots & Coots Inc., which provides emergency response services to oil wells, dealing with blowouts and fires, as well as preventive services to try to avoid those emergencies. In April, Halliburton Co. agreed to buy Boots & Coots for about $240 million in stock and cash.  After the April oil spill and consequent decline in the stock of Transocean Ltd. (which we already owned), we added to our Transocean holdings on weakness in May.  We added our first solar stock, GT Solar International Inc.  Solar stocks have become much cheaper as investors have soured on them; we are just beginning to be interested.

Materials
We bought Innophos Holdings Inc., a chemical company.  Innophos specializes in phosphate chemicals used in food additives and flavor enhancers, pharmaceuticals, fertilizer and water treatment.

Industrial
We bought shares in Sparton Corp., China Advanced Construction Materials Group Inc., and Dorman Products Inc.  We view Sparton as a restructuring play.  We believe that CEO Cary Wood will improve and then sell off the company’s electronics business.  That would leave it with two businesses we think are profitable little gems – in vitro fertilization equipment and buoys used for submarine detection.  We like China Advanced Construction, based in Beijing, as a play on the economic boom in China.  It makes cement and provides technical expertise on large construction projects, such as the Bird’s Nest stadium and high-speed rail.  Dorman Products is an auto-parts maker that has been profitable every year since 2000 and has almost no debt.  We sold Schnitzer Steel Industries Inc., which posted a loss in fiscal 2009, and was selling for a fairly high multiple of anticipated 2010 earnings.  Because of operating results that disappointed us, we sold Twin Disc Inc., a maker of large transmissions for boats and off-road vehicles, and Seaboard Corp., which raises pigs, mills grain, and conducts ocean shipping.

Consumer Staples & Consumer Discretionary
We gained exposure to Brazil by purchasing two small-capitalization stocks there.  Grazziatin SA is a retailer that we view as roughly comparable to Target in the U.S., with competitive prices and a broad range of merchandise.  Helbor Empreendimentos SA builds apartments for tenants in the upper-middle price range.

Finance
In keeping with our contrarian approach to investing, we bought shares in Goldman Sachs Group Inc. – historically the most profitable brokerage firm in the U.S. – when its stock fell after the SEC brought fraud charges against the firm in April.  The SEC believes that Goldman had an obligation to disclose the role of a short seller in the design of a mortgage security the firm sold.  We think it likely that Goldman Sachs will win the legal battle.  Even if it loses, we don’t think any likely penalty will severely hurt the firm.  We also purchased HCC Insurance Holdings Inc., a specialty insurer, whose niches include marine and aviation insurance.  And we bought shares in Arch Capital Group Ltd., a reinsurance company based in Hamilton, Bermuda.  With some regret, we sold our holding in Berkshire Hathaway Inc., the company run by the redoubtable Warren Buffett.  We continue to hold Buffett in the highest esteem, but he will turn 80 years old this year, and his company is now so large that it is difficult for it to post the kinds of dramatic gains it did in years past.  We also sold our shares in China Construction Bank, primarily to keep our total exposure to China and Hong Kong stocks at what we consider a prudent level.

Health Care
We sold our holding in Pfizer Inc., which has had difficulty in recent years making earnings progress.  We purchased shares of Endo Pharmaceuticals Holdings Inc.  We believe that Endo, which is much smaller than Pfizer and specializes in pain medications such as Percocet, has better earnings momentum.

Technology
Late in the period, we added ManTech International Corp. to the portfolio.  ManTech provides information technology and technical services to the U.S. armed forces and federal agencies.  We sold our shares in Analog Devices Inc. after our gains in the shares qualified for long-term tax treatment.

Telecommunications
We sold both of our telecom stocks, Mobile TeleSystems in Russia and China Mobile Ltd. in China.  At Mobile TeleSystems, debt had grown to exceed equity, a condition that makes us uncomfortable.  The China Mobile sale was made mostly to keep our China exposure to reasonable proportions, and was also influenced by some slowing of income growth at the company.

Fund Profile

Thunderstorm Value Fund is an all-cap value stock fund managed by Thunderstorm Mutual Funds LLC in Boston, Massachusetts.  John Dorfman is portfolio manager, and has been so since inception.  The fund commenced operation on December 31, 2007.  It is a member fund of Trust for Professional Managers, for which U.S. Bancorp Fund Services, LLC in Milwaukee, Wisconsin, serves as custodian and administrator.

We thank each of our shareholders for being a part of our investment enterprise.

Cordially,

John Dorfman
Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not intended to be a forecast or future events, a guarantee of future results, nor investment advice.

Please refer to the prospectus for important information about the investment company including objectives, risks, charges, and expenses. Read and consider it carefully before investing. You may obtain a hard copy of the prospectus by calling 1-877-374-3888 or by visiting www.thunderstormvalue.com.

Mutual fund investing involves risk. Principal loss is possible.  The fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.  Current and future holdings are subject to risk.  For a complete list of the fund’s holdings, please refer to the Schedule of Investments found on page 10 in this report.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Notes:
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Dow Jones Industrial Average is an unmanaged index of 30 large U.S. common stocks; despite its name, it is not limited to industrial stocks.  You cannot invest directly in an index.

The SEC does not endorse, approve or disapprove of any security.

Definitions:
Price/book ratio:  Stock price divided by a company’s book value (assets minus liabilities) per share.

Price/earnings ratio: Stock price divided by the company’s past 12 months’ per-share earnings.

Thunderstorm Value Fund is distributed by Quasar Distributors, LLC

Thunderstorm Value Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/1/09–5/31/10.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Thunderstorm Value Fund
Expense Example (Continued)
(Unaudited)

	Thunderstorm Value Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	December 1, 2009 -
	December 1, 2009	May 31, 2010	May 31, 2010*
Actual	$1,000.00	$1,037.50	$10.11
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.01	$10.00

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Thunderstorm Value Fund
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation.

Allocation of Portfolio Holdings
% of Investments

Average Annual Returns as of May 31, 2010

	Thunderstorm	S&P 500
	Value Fund	Index
One Year	23.04%	20.99%
Since Inception (12/31/07)	(5.75)%	(9.54)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-374-3888 or by visiting our web site, www.thunderstormvalue.com.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Continued

Thunderstorm Value Fund
Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Thunderstorm Value Fund

Schedule of Investments

May 31, 2010 (Unaudited)

	Shares	Value
COMMON STOCKS 93.24%
Administrative and Support Services 1.88%
Mantech International Corp. (a)	4,500	$208,035

Ambulatory Health Care Services 2.16%
Amedisys, Inc. (a)	4,800	238,656

Animal Production 2.05%
Cal-Maine Foods, Inc.	7,000	226,590

Chemical Manufacturing 7.16%
Endo Pharmaceuticals Holdings, Inc. (a)	9,700	203,118
Innophos Holdings, Inc.	7,000	199,780
Merck & Co., Inc.	8,000	269,520
OM Group, Inc. (a)	4,000	119,400
		791,818
Computer and Electronic Product Manufacturing 9.81%
Garmin Ltd. (b)	11,300	379,454
GT Solar International, Inc. (a)	36,000	196,560
Sparton Corp. (a)	31,000	160,580
Western Digital Corp. (a)	10,000	348,100
		1,084,694
Construction of Buildings 2.00%
Helbor Empreendimentos SA (b)	10,000	63,497
Urbi Desarrollos Urbanos SAB de CV (a)(b)	80,900	157,193
		220,690
Credit Intermediation and Related Activities 1.54%
Cullen Frost Bankers, Inc.	3,106	170,457

Electrical Equipment, Appliance, and Component Manufacturing 2.15%
Powell Industries, Inc. (a)	8,100	238,099

Electronics and Appliance Stores 0.87%
GameStop Corp. (a)	4,200	95,718

Fabricated Metal Product Manufacturing 2.74%
Ladish Co., Inc. (a)	12,000	303,360

Food Manufacturing 3.69%
Nestle SA (b)	9,000	407,609

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

May 31, 2010 (Unaudited)

	Shares	Value
Insurance Carriers and Related Activities 3.72%
Arch Capital Group Ltd. (a)(b)	3,200	$235,264
HCC Insurance Holdings, Inc.	7,000	175,490
		410,754
Machinery Manufacturing 4.44%
Baldwin Technology Co. (a)	70,000	84,700
Esterline Technologies Corp. (a)	5,000	268,300
United Tractors Tbk PT (b)	72,000	137,617
		490,617
Management of Companies and Enterprises 5.23%
Goldman Sachs Group, Inc.	1,580	227,931
Jardine Matheson Holdings Ltd. (b)	10,081	350,214
		578,145
Merchant Wholesalers, Durable Goods 3.28%
Dorman Products, Inc. (a)	16,000	362,240

Merchant Wholesalers, Nondurable Goods 0.67%
Grazziotin SA (b)	10,000	74,383

Mining (except Oil and Gas) 5.97%
BHP Billiton Ltd. (b)	10,000	330,193
Cliffs Natural Resources, Inc.	5,900	329,574
		659,767
Motor Vehicle and Parts Dealers 1.38%
Astra International Tbk PT (b)	34,000	152,367

Nonmetallic Mineral Product Manufacturing 0.76%
China Advanced Construction Materials Group, Inc. (a)	22,000	84,260

Oil and Gas Extraction 3.96%
CNOOC Ltd. (b)	276,000	437,347

Oil Service 6.34%
Oceaneering International Group, Inc. (a)	4,500	208,215
Rowan Cos, Inc. (a)	5,000	123,800
Transocean Ltd. (a)(b)	6,500	369,005
		701,020
Primary Metal Manufacturing 2.24%
Commercial Metals Co.	15,880	247,252

Professional, Scientific, and Technical Services 2.67%
Boots & Coots, Inc. (a)	100,000	295,000

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Schedule of Investments (Continued)

May 31, 2010 (Unaudited)

	Shares	Value
Support Activities for Transportation 1.66%
Tidewater, Inc.	4,400	$183,964

Textile Mills 2.09%
Texwinca Holdings Ltd. (b)	230,000	230,960

Transportation Equipment Manufacturing 6.65%
Elbit Systems Ltd. (b)	3,100	160,890
General Dynamics Corp.	6,600	448,140
NGK Spark Plug Co. Ltd. (b)	10,000	125,619
		734,649
Utilities 0.79%
Mirant Corp. (a)	7,000	86,940

Water Transportation 5.34%
Carnival Corp. (b)	10,200	369,546
Overseas Shipholding Group, Inc.	5,700	220,533
		590,079
Total Common Stocks (Cost $9,442,753)		10,305,470

	Principal
	Amount
SHORT-TERM INVESTMENTS 6.80%
Money Market Funds 6.80%
AIM Liquid Assets Portfolio	$751,312	751,312
Total Short-Term Investments (Cost $751,312)		751,312
Total Investments (Cost $10,194,065) 100.04%		11,056,782
Liabilities in Excess of Other Assets (0.04)%		(4,422)
TOTAL NET ASSETS 100.00%		$11,052,360

Percentages are stated as a percent of net assets.

(a)Non-income producing security.
(b)Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Assets and Liabilities

May 31, 2010 (Unaudited)

Assets
Investments, at value (cost $10,194,065)	$11,056,782
Foreign currency (cost $1,685)	1,685
Dividends and interest receivable	16,488
Other assets	9,049
Total Assets	11,084,004

Liabilities
Payable to affiliates	17,674
Payable to Advisor	8,869
Accrued expenses and other liabilities	5,101
Total Liabilities	31,644
Net Assets	$11,052,360

Net Assets Consist Of:
Paid-in capital	$11,814,036
Accumulated net investment loss	(9,798)
Accumulated net realized loss
Investments	(1,612,211)
Foreign currency translation	(2,128)
Net unrealized appreciation (depreciation)
Investments	862,717
Foreign currency translation	(256)
Net Assets	$11,052,360

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,328,993

Net asset value, redemption price and offering price per share	$8.32

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statement of Operations

For the Six Months Ended May 31, 2010 (Unaudited)

Investment Income
Dividend income(1)	$99,484
Interest income	480
Total Investment Income	99,964

Expenses
Advisory fees	57,040
Administration fees	16,470
Transfer agent fees and expenses	14,434
Fund accounting fees	14,202
Audit and tax fees	12,470
Federal and state registration fees	9,142
Custody fees	7,484
Legal fees	6,254
Chief Compliance Officer fees and expenses	4,176
Reports to shareholders	2,684
Trustees’ fees and related expenses	1,708
Other expenses	1,456
Total Expenses	147,520
Less waivers and reimbursement by Adviser (Note 4)	(34,011)
Net Expenses	113,509

Net Investment Loss	(13,545)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	92,124
Foreign currency translation	(2,128)
Change in net unrealized appreciation (depreciation) on:
Investments	444,080
Foreign currency translation	(143,498)
Net Realized and Unrealized Gain on Investments	390,578
Net Increase in Net Assets from Operations	$377,033

(1)	Net of $3,386 in withholding tax.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Statements of Changes in Net Assets

	Six Months Ended
	May 31, 2010	Year Ended
	(Unaudited)	November 30, 2009
From Operations
Net investment income (loss)	$(13,545)	$36,992
Net realized gain (loss) on:
Investments	92,124	(2,826,330)
Foreign currency translation	(2,128)	(3,748)
Change in net unrealized
appreciation (depreciation) on:
Investments	444,080	4,894,465
Foreign currency translation	(143,498)	138,427
Net increase in net assets from operations	377,033	2,239,806

From Distributions
Net investment income	(29,745)	(41,129)
Net realized gain on investments	—	(297,456)
Net decrease in net assets resulting
from distributions paid	(29,745)	(338,585)

From Capital Share Transactions
Proceeds from shares sold	269,103	1,056,623
Net asset value of shares issued in
reinvestment of distributions to shareholders	29,745	334,755
Payments for shares redeemed	(526,419)	(1,846,934)
Net decrease in net assets
from capital share transactions	(227,571)	(455,556)

Total Increase in Net Assets	119,717	1,445,665

Net Assets
Beginning of period	10,932,643	9,486,978
End of period	$11,052,360	$10,932,643

Undistributed net investment income (loss)	$(9,798)	$29,745

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended
	May 31, 2010	Year Ended	Period Ended
	(Unaudited)	November 30, 2009	November 30, 2008(1)
Net Asset Value,
Beginning of Period	$8.04	$6.52	$10.00

Income (loss) from
investment operations:
Net investment income (loss)	(0.01)	0.03	0.02
Net realized and unrealized
gain (loss) on investments	0.31	1.74	(3.50)
Total from
Investment Operations	0.30	1.77	(3.48)

Less distributions paid:
From net investment income	(0.02)	(0.03)	—
From net realized
gain on investments	—	(0.22)	—
Total distributions paid	(0.02)	(0.25)	—
Net Asset Value,
End of Period	$8.32	$8.04	$6.52
Total Return(2)	3.75%	28.12%	(34.80)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$11,052	$10,933	$9,486
Ratio of expenses to
average net assets:
Before waiver and
expense reimbursement(3)	2.58%	3.01%	2.43%
After waiver and
expense reimbursement(3)	1.99%	1.99%	1.99%
Ratio of net investment income
to average net assets:
Before waiver and
expense reimbursement(3)	(0.83)%	(0.62)%	(0.14)%
After waiver and
expense reimbursement(3)	(0.24)%	0.40%	0.30%
Portfolio turnover rate(2)	67.06%	88.52%	22.49%

(1)	The Fund commenced operations on December 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Thunderstorm Value Fund
Notes to Financial Statements
May 31, 2010 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Thunderstorm Value Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Fund’s investment adviser, Thunderstorm Mutual Funds LLC (the “Adviser”) to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

The Fund has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$4,613,317	$—	$—	$4,613,317
Mining	1,798,134	—	—	1,798,134
Transportation and Warehousing	774,043	—	—	774,043
Finance and Insurance	581,211	—	—	581,211
Management of Companies
and Enterprises	578,145	—	—	578,145
Wholesale Trade	436,623	—	—	436,623
Professional, Scientific,
and Technical Services	295,000	—	—	295,000
Retail Trade	248,086	—	—	248,086
Health Care and Social Assistance	238,656	—	—	238,656
Agriculture, Forestry, Fishing and Hunting	226,590	—	—	226,590
Construction	220,690	—	—	220,690
Administration Support, Waste Management	208,035	—	—	208,035
Utilities	86,940	—	—	86,940
Total Equity	10,305,470	—	—	10,305,470
Short-Term Investments	751,312	—	—	751,312
Total Investments in Securities	$11,056,782	$—	$—	$11,056,782

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

In March 2008, Statement of Financial Accounting Standards, “Disclosures about Derivative Instruments and Hedging Activities” (“Disclosures about Derivatives”) was issued and is effective for interim and annual periods beginning after November 15, 2008.  Disclosures about Derivatives is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management has evaluated Disclosures about Derivatives and has determined that there is no impact on the Fund’s financial statements, as the Fund did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(g)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2009 was as follows:

Ordinary Income	$41,129
Long-Term Capital Gain	$297,456

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$9,968,717
Gross tax unrealized appreciation	1,884,548
Gross tax unrealized depreciation	(935,582)
Net tax unrealized appreciation	$948,966
Undistributed ordinary income	29,745
Undistributed long-term capital gain	—
Total distributable earnings	$29,745
Other accumulated gains/losses	(2,087,677)
Total accumulated losses	$(1,108,966)

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

The difference between book basis and tax basis of investments is attributable mainly to securities transferred in kind.

At November 30, 2009, the Fund had accumulated net realized capital loss carryovers of $2,088,008 which will expire on November 30, 2017. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	$(3,747)
Accumulated Net Realized Gain	$3,746
Paid-In Capital	$1

On December 28, 2009 and December 29, 2009, the Fund declared or paid, respectively, a distribution from ordinary income of $29,745.

In June 2006, the FASB issued “Accounting for Uncertainty in Income Taxes” (“Accounting for Uncertainty in Income Taxes”).  Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2009. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2009. At November 30, 2009, the fiscal tax years 2008 and 2009 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.99% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the six months ended May 31, 2010, expenses of $34,011 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

November 30, 2011	$48,817
November 30, 2012	$94,672
November 30, 2013	$34,011

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	May 31, 2010	November 30, 2009
Shares sold	29,585	149,038
Shares issued to holders in reinvestment
of distribution	3,571	52,469
Shares redeemed	(64,351)	(297,225)
Net increase (decrease)	(31,195)	(95,718)

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Fund for the six months ended May 31, 2010, are listed below. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Purchases	$7,196,724
Sales	$7,823,509

Thunderstorm Value Fund
Notes to Financial Statements (Continued)
May 31, 2010 (Unaudited)

(8)	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06,Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Fund’s financial statement disclosures.

Thunderstorm Value Fund
Additional Information
(Unaudited)

Tax Information

The Fund designates 100.00% of its ordinary income distribution for the year ended November 30, 2009, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2009, 100.00% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2009, the Fund designates 2.37% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c).

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-888-374-3888.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	23	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 55		2001	Marquette University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios).
Marquette University
(1996–2004).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	23	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 53		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	23	None.
615 E. Michigan St.		Term; Since	Chief Administrative
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and
Age: 66		2009	Chief Compliance
Officer (“CCO”),
Granite Capital
International Group,
L.P. (an investment
management firm)
(1994–present); Vice
President, Secretary,
Treasurer and CCO
of Granum Series
Trust (an open-end
investment company)
1997–2007); President,
CAO and CCO,
Granum Securities,
LLC (a broker-dealer)
(1997–2007).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	23	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 48	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Thunderstorm Value Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 52	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance
Milwaukee, WI 53202	Officer and	January 23,	Officer, U.S.
Age: 50	Anti-Money	2009 (CCO);	Bancorp Fund
	Laundering	Since	Services, LLC
	Officer	January 18,	(2008–present);
		2010 (AML	Attorney, Investment
		Officer)	Management,
Quarles & Brady, LLP
(2007–2008);
Student, University
of Pennsylvania
(2004–2007).

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 30		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 10,	U.S. Bancorp Fund
Age: 36		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-374-3888. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-888-374-3888 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

THUNDERSTORM VALUE FUND

Investment Adviser	Thunderstorm Mutual Funds LLC
101 Federal Street, Suite 1900
Boston, Massachusetts 02110

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title) _/s/ Joseph Neuberger______________
Joseph Neuberger, President

Date                         8/6/2010______________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) _/s/ Joseph Neuberger______________
Joseph Neuberger, President

Date                         8/6/2010______________________

By (Signature and Title)  _/s/ John Buckel__________________
John Buckel, Treasurer

Date                         8/6/2010______________________